     As filed with the Securities and Exchange Commission on March 2, 2001
===============================================================================



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 16, 2001


                                  RESMED INC.
            (Exact name of registrant as specified in its charter)



         Delaware                     0-26038                  98-0152841
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
    of incorporation or                                   Identification Number)
      organization)


       14040 Danielson Street                             92604-6857
         Poway, California                                (Zip Code)
(Address of principal executive offices)



                                (858) 746-2400
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)


===============================================================================

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Item 2.  Acquisition of Assets.
         ---------------------

         On February 16, 2001, pursuant to a Sale and Assignment Agreement dated as of February 16, 2001, between ResMed Inc., a Delaware corporation ("ResMed"), ResMed Beteiligungs GmbH, a German limited liability company ("Merger Sub") and the shareholders of MAP Medizin-Technologie GmbH, a German limited liability company ("MAP MT"), ResMed acquired all of the outstanding shares (the "Shares") of MAP MT (the "Acquisition"). ResMed is acquiring the Shares for DEM 146 million (approximately $69 million), consisting of DEM 28.750 million (approximately $13.5 million) in cash to be paid within five business days of closing, approximately DEM 31 million (approximately $14.5 million) in the assumption of debt and DEM 86.25 million (approximately $41 million) in cash to be paid within 90 days of closing.

         The initial cash payment was paid through a combination of existing cash and borrowings under ResMed's existing line of credit with Union Bank of California. ResMed is in the process of determining the source of the funds to complete the Acquisition and currently anticipates that such funds will come from bank loans and/or other debt financings and/or equity financings.

         On February 19, 2001, ResMed issued a press release regarding the Acquisition, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits



(a)      Financial statements of business acquired.

         The financial statements required to be filed will be filed as an amendment to this Form 8-K under cover of Form 8-K/A on or before April 20, 2001.

(b) The pro forma financial information required to be filed will be filed as an amendment to this Form 8-K under cover of Form 8-K/A on or before April 20, 2001.

(c)      Exhibits

          2.1 Sale and Assignment Agreement, dated as of February 16, 2001, between ResMed Inc., ResMed Beteiligungs GmbH and the shareholders of MAP Medizin-Technologie GmbH

          99.1  Press Release, dated February 19, 2001, issued by ResMed Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RESMED INC.


                                        By :   /s/ DR. PETER C. FARRELL
                                               ------------------------------
                                        Name:  Dr. Peter C. Farrell
                                        Title: Chairman of the Board and
                                               Chief Executive Officer


Dated:   March 2, 2001
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                                 EXHIBIT INDEX

   Exhibit
   Number                              Description
   -------      ---------------------------------------------------------------
     2.1        Sale and Assignment Agreement, dated as of February 16, 2001, between ResMed Inc., ResMed Beteiligungs GmbH and the shareholders of MAP Medizin-Technologie GmbH

    99.1        Press Release, dated February 19, 2001, issued by ResMed Inc.